FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 1, 1998

                       CENTURY PENSION INCOME FUND XXIV
            (Exact name of registrant as specified in its charter)



             California                0-15710               94-2984976
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


    One Insignia Financial Plaza
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)





ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

The Registrant sold the Butler Square, Kenilworth Commons and Plantation Pointe properties on September 1, 1998. These properties were sold to E & A Northeast Limited Partnership, an unrelated party, for $17,547,200.

The Managing General Partner plans to distribute $15,000,000 of the net proceeds to its partners in September or October 1998.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(b)        Pro forma financial information.

The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 1998.

(c)        Exhibits

   10.1 Contract of Sale between Registrant and E & A Northeast Limited Partnership dated August, 1998.





                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           CENTURY PENSION INCOME FUND XXIV

                           By:   Fox Partners VI
                                 Its General Partner

                           By:  FOX CAPITAL MANAGEMENT CORPORATION
                                Its Managing General Partner

                           By:   /s/ William H. Jarrard, Jr.
                                President and Director

                           Date: September 23, 1998